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
World Omni Auto Receivables Trust 2000-A
Monthly Servicer Certificate
September 30, 2000
                                                            Aggregate Note
Aggregate Note Amount                                       Amount
Original                                                    765,976,000.00
Note Balance @ 8/31/00                                      690,789,932.61
Principal collections & defaulted receivables                23,936,108.43

Note Balance @ 9/30/00                                      666,853,824.18

                                                            Class A-1
Note Amount                                                 Note Amount

Original                                                    158,884,000.00

Note Balance @ 8/31/00                                       83,697,932.61
Principal collections & defaulted receivables                23,936,108.43

Note Balance @ 9/30/00                                       59,761,824.18

                                                            Class A-2
Note Amount                                                 Note Amount

Original                                                    321,019,000.00

Note Balance @ 8/31/00                                      321,019,000.00
Principal collections & defaulted receivables                            -

Note Balance @ 9/30/00                                      321,019,000.00

                                                            Class A-3
Note Amount                                                 Note Amount

Original                                                    168,637,000.00

Note Balance @ 8/31/00                                      168,637,000.00
Principal collections & defaulted receivables                            -

Note Balance @ 9/30/00                                      168,637,000.00

                                                            Class A-4
Note Amount                                                 Note Amount

Original                                                    117,436,000.00

Note Balance @ 8/31/00                                      117,436,000.00
Principal collections & defaulted receivables                            -

Note Balance @ 9/30/00                                      117,436,000.00




Distributable Amounts                                       Total

Interest Distributable Amount                                 4,075,018.21
Principal Distributable Amount                               23,936,108.43

Total                                                        28,011,126.64

Distributable Amounts                                       Class A-1

Interest Distributable Amount                                   482,430.75
Principal Distributable Amount                               23,936,108.43

Total                                                        24,418,539.18

Distributable Amounts                                       Class A-2

Interest Distributable Amount                                 1,885,986.63
Principal Distributable Amount                                        0.00

Total                                                         1,885,986.63

Distributable Amounts                                       Class A-3

Interest Distributable Amount                                 1,001,984.84
Principal Distributable Amount                                        0.00

Total                                                         1,001,984.84

Distributable Amounts                                       Class A-4

Interest Distributable Amount                                   704,616.00
Principal Distributable Amount                                        0.00

Total                                                           704,616.00



Note Factors                                                Series A-1                   Series A-2

                                           9/30/00                   37.6134942%                 100.0000000%

Note Factors                                                    Series A-3               Series A-4

                                           9/30/00                  100.0000000%                 100.0000000%



Pool Data                                                   $                            #

Original Pool Balance                                       812,707,273.18                    62,718
Pool Balance at 8/31/00                                     737,521,205.79                    60,306
Principal Payments                                           22,999,636.48                       784
Defaulted Receivables                                           936,471.95                        70
Pool Balance at 9/30/00                                     713,585,097.36                    59,452
Receivables with APRs < 8.75%                               486,762,659.21                    42,389
Weighted Average APR                                                  8.37%




Account Balances                                            Advance                      Reserve Fund

Balance as of  8/31/00                                           63,801.11                26,950,224.60
Balance as of  9/30/00                                           66,884.23                26,515,193.12
Change                                                            3,083.12                  (435,031.48)
Yield Supplement Percentage                                                                        3.22%
Reserve Fund Requirement                                                                  25,832,598.63
Reserve Fund Supplemental Requirement/(Excess)                                              (682,594.49)




Distribution per $1,000                                     Total

Distribution Amount                                                  36.5691962

Interest Distribution Amount                                          5.3200338
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                        31.2491624
Principal Carryover Shortfall                                         0.0000000


Distribution per $1,000                                     Class A-1

Distribution Amount                                                 153.6878425

Interest Distribution Amount                                          3.0363708
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                       150.6514717
Principal Carryover Shortfall                                         0.0000000


Distribution per $1,000                                     Class A-2

Distribution Amount                                                   5.8750000

Interest Distribution Amount                                          5.8750000
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                         0.0000000
Principal Carryover Shortfall                                         0.0000000


Distribution per $1,000                                     Class A-3

Distribution Amount                                                   5.9416667

Interest Distribution Amount                                          5.9416667
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                         0.0000000
Principal Carryover Shortfall                                         0.0000000


Distribution per $1,000                                     Class A-4

Distribution Amount                                                   6.0000000

Interest Distribution Amount                                          6.0000000
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                         0.0000000
Principal Carryover Shortfall                                         0.0000000





Servicing Fee                                               Total

Amount of Servicing Fee Paid                                    614,601.00
Total Unpaid                                                          0.00





Delinquent Receivables                                      #                            $

Past Due 31-60 days                                                 494                    6,152,142.83
Past Due 61-90 days                                                  51                      636,310.42
Past Due 91 + days                                                   12                       75,958.78

 Total                                                              557                    6,864,412.03



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